EXHIBIT 10.16


                    FOURTH AMENDMENT TO THE CREDIT AGREEMENT


                                                    Dated as of November 9, 2004

                  FOURTH AMENDMENT TO THE CREDIT AGREEMENT (this "AMENDMENT") among BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "COMPANY"), each other grantor party to the Security Agreement referred to below (the "GRANTORS"), the undersigned banks, financial institutions and other institutional lenders party hereto (collectively, the "LENDERS" and each a "LENDER"), and CITICORP USA, INC., as collateral monitoring agent and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT").

PRELIMINARY STATEMENTS:

                  (1) Reference is made to the Credit Agreement, dated as of July 9, 2003 (as amended by the First Amendment to the Credit Agreement, dated as of May 7, 2004; the Second Amendment to the Credit Agreement, dated as of July 12, 2004; and the Third Amendment to the Credit Agreement, dated as of July 19, 2004 (the "THIRD AMENDMENT"), and as otherwise amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto, the Administrative Agent and Citigroup Global Markets Inc., as lead arranger. Terms defined in the Credit Agreement and not otherwise defined herein are used in this Amendment as defined in the Credit Agreement.

                  (2) Reference is made to the Indenture (the "2014 INDENTURE"), dated as of July 26, 2004, among the Company, BMCA Insulation Products Inc., BMCA Quakertown Inc., Building Materials Investment Corporation, Building Materials Manufacturing Corporation, Ductwork Manufacturing Corporation, GAF Leatherback Corp., GAF Materials Corporation (Canada), GAF Premium Products Inc., GAF Real Properties, Inc., GAFTech Corporation, LL Building Products Inc., Pequannock Valley Claim Service Company, Inc., South Ponca Realty Corp., Wind Gap Real Property Acquisition Corp. and Wilmington Trust Company, as trustee, pursuant to which 7.75% senior notes due 2014 (the "2014 SENIOR NOTES") were issued.

                  (3) The Company intends to issue up to an additional $50 million of 7.75% senior notes due 2014 (the "NEW SENIOR NOTES") pursuant to the 2014 Indenture and to apply the proceeds from the sale of the New Senior Notes
(a) to pay fees and expenses in connection with the offering of the New Senior Notes and (b) to finance the general corporate purposes of the Company and its Subsidiaries.

                  (4) The Second Amendment amended Section 5.02(b)(iii)(C) of the Credit Agreement to permit the Company to issue up to $150 million in 2014 Senior Notes. The Third Amendment amended Section 5.02(b)(iii)(C) of the Credit Agreement to permit the Company to issue up to $200 million in 2014 Senior Notes. The Company has requested that the Required Lenders further amend Section 5.02(b)(iii)(C) of the Credit Agreement to permit the Company to issue up to an additional $50 million in 2014 Senior Notes.

                  (5) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Company, and the Company and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Section 5.02(b)(iii) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by

                  (a) replacing the period at the end of clause (F) thereof with a comma,

                  (b)  deleting the word "and" at the end of clause (G) thereof,

                  (c) deleting the period at the end of clause (H) thereof and inserting in its place ", and", and

                  (d)  inserting at the end thereof the following new clause:

                           "(I) So long as (1) no Default has occurred and is
                  continuing and (2) after giving effect to such issuance, the Borrower shall be in pro forma compliance with the provisions of Section 5.04 (such compliance to be determined on the basis of the required financial information most recently delivered to the Administrative Agent and the Lender Parties as though such Debt had been issued as of the first day of the fiscal period covered thereby), the Borrower may issue not more than $50 million in 7.75% senior notes due 2014 under the Indenture, dated as of July 26, 2004, among the Company, BMCA Insulation Products Inc., BMCA Quakertown Inc., Building Materials Investment Corporation, Building Materials Manufacturing Corporation, Ductwork Manufacturing Corporation, GAF Leatherback Corp., GAF Materials Corporation (Canada), GAF Premium Products Inc., GAF Real Properties, Inc., GAFTech Corporation, LL Building Products Inc., Pequannock Valley Claim Service Company, Inc., South Ponca Realty Corp., Wind Gap Real Property Acquisition Corp. and Wilmington Trust Company, as trustee, subsequent to the date of such Indenture and apply the proceeds from the sale of the such senior notes to pay fees and expenses in connection with the offering of such senior notes and to finance the general corporate purposes of the Borrower and its Subsidiaries."

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when the Administrative Agent shall have received counterparts of (a) this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (b) the consent attached hereto executed by each Grantor. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section
8.01 of the Credit Agreement.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

                  (a) The representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

                  (b) No Default has occurred and is continuing on the date hereof, and, after giving effect to the issuance of the New Senior Notes, the Borrower will be in pro forma compliance with the provisions of Section 5.04 of the Credit Agreement on the basis of the required financial information most recently delivered to the Administrative Agent and the Lender Parties as though the New Senior Notes had been issued as of the first day of the fiscal period covered thereby.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BUILDING MATERIALS CORPORATION OF
                                        AMERICA


                                        By:   /s/ John M. Maitner
                                           -------------------------------------
                                           Name: John M. Maitner
                                           Title: Vice President & Treasurer

                                        CITICORP USA, INC., as Administrative
                                        Agent and Lender


                                        By:   /s/ Jeffrey Nitz
                                           -------------------------------------
                                           Name: Jeffrey Nitz
                                           Title:

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS


                                        By:   /s/ Albert Fischetti
                                           -------------------------------------
                                           Name: Albert Fischetti
                                           Title: Director

                                        CONGRESS FINANCIAL CORPORATION


                                        By:   /s/ David Hill
                                           -------------------------------------
                                           Name: David Hill
                                           Title: Assistant Vice President

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By:   /s/ Howard Trebach
                                           -------------------------------------
                                           Name: Howard Trebach
                                           Title: Vice President

                                        JPMORGAN CHASE BANK


                                        By:   /s/ John M. Hariaczyi
                                           -------------------------------------
                                           Name: John M. Hariaczyi
                                           Title: Vice President

                                        GMAC COMMERCIAL FINANCE LLC


                                        By:   /s/ Daniel Murray
                                           -------------------------------------
                                           Name: Daniel Murray
                                           Title: First Vice President

                                        FLEET CAPITAL CORPORATION


                                        By:   /s/ Ira A. Mermelstein
                                           -------------------------------------
                                           Name: Ira A. Mermelstein
                                           Title: Vice President

                               NATIONAL CITY BUSINESS CREDIT, INC.
                               (formerly National City Commercial Finance, Inc.)


                               By:   /s/ Jason Hanes
                                  ---------------------------------
                                  Name: Jason Hanes
                                  Title: Senior Associate

                                        WELLS FARGO FOOTHILL, INC.


                                        By:   /s/ Juan Barrera
                                           -------------------------------------
                                           Name: Juan Barrera
                                           Title: Vice President

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By:   /s/ James Desantis
                                           -------------------------------------
                                           Name: James Desantis
                                           Title: Duly Authorized Signatory

                                     CONSENT


                                                    Dated as of November 9, 2004


                  Each of the undersigned, as Guarantors under the Subsidiary Guaranty dated as of July 9, 2003 (the "GUARANTY") in favor of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                        BMCA INSULATION PRODUCTS INC.
                                        BUILDING MATERIALS INVESTMENT
                                        CORPORATION
                                        BUILDING MATERIALS MANUFACTURING
                                        CORPORATION
                                        DUCTWORK MANUFACTURING CORPORATION
                                        GAF LEATHERBACK CORP.
                                        GAF MATERIALS CORPORATION (CANADA)
                                        GAF PREMIUM PRODUCTS INC.
                                        GAF REAL PROPERTIES, INC.
                                        GAFTECH CORPORATION
                                        LL BUILDING PRODUCTS INC.
                                        PEQUANNOCK VALLEY CLAIM SERVICE
                                        COMPANY, INC.
                                        SOUTH PONCA REALTY CORP.
                                        WIND GAP REAL PROPERTY ACQUISITION CORP.
                                        BMCA QUAKERTOWN INC.


                                           By:   /s/ John M. Maitner
                                              ----------------------------------
                                           Name: John M. Maitner
                                           Title: Vice President & Treasurer